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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2003



                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                      0-22356                    58-20583
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                         entification No.)




                               4 West State Street
                             Savannah, Georgia 31401
                    (Address of principal executive offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 is a press release published by Friedman's Inc. on April 3, 2003 which announced Friedman's sales results for its second fiscal quarter ended March 29, 2003. This information is being furnished by Friedman's pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

     Attached hereto as Exhibit 99.2 is a press release published by Crescent Jewelers, an affiliate of Friedman's Inc., on April 3, 2003 which announced Crescent's sales results for the three-month period ended March 29, 2003.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Friedman's Inc.
                                              (Registrant)



Date: April 4, 2003                           By: /s/ Victor M. Suglia
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                                                 Victor M. Suglia
                                                 Senior Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary



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